SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person (s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

__________________________________________________________________________________

2)	Aggregate number of securities to which transaction applies:

__________________________________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

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Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE], 2021

Dear Shareholders:

The Board of Trustees of the Northern Lights Fund Trust III, an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Persimmon Long/Short Fund (the “Fund”), to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on [MEETING DATE], 2021 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Dakota Wealth, LLC, the Fund’s proposed new investment adviser. There will be no changes with respect to the Fund’s investment strategy and investment objective as a result of the new investment adviser.

2.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE], 2021 are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2021.

By Order of the Board of Trustees

__________________________________

Eric Kane, Esq., Secretary

[MAILING DATE], 2021

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON [MEETING DATE], 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at [INSERT WEBSITE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

Persimmon Long/Short Fund

a series of

Northern Lights Fund Trust III

with its principal offices at

4221 North 203rd Street, Suite 100

Elkhorn, Nebraska 68022

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE], 2021

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of the Northern Lights Fund Trust III (the “Trust”) on behalf of Persimmon Long/Short Fund (the “Fund”), for use at a Special Meeting of Shareholders of the Trust (the “Meeting”) to be held at the offices of the Trust’s counsel, Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 on [MEETING DATE], 2021 at 10:00 a.m. Eastern time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2021.

The Meeting has been called by the Board for the following purposes:

  To approve a new investment advisory agreement (the “New Advisory Agreement”) by and between the Trust, with respect to the Fund, and Dakota Wealth, LLC (“Dakota Wealth”), the Fund’s proposed new investment adviser. There will be no changes with respect to the Fund’s investment strategy, investment objective, advisory fee, expense limitations or portfolio managers as a result of the new investment adviser.

  To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE], 2021 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.persimmonfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-855-233-8300.

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PROPOSAL I

APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN

THE TRUST AND DAKOTA WEALTH, LLC

The Board is requesting that shareholders approve the New Advisory Agreement between the Trust, on behalf of the Fund, and Dakota Wealth. Approval of the New Advisory Agreement will not change the Fund’s investment strategy, investment objective, advisory fee, expense limitations or portfolio managers. No changes to other service providers or the operations of the Trust are proposed, planned or anticipated at this time.

Overview and Background

The primary purpose of this proposal is to enable Dakota Wealth to continue to serve as the investment adviser to the Fund. Dakota Wealth is a Florida limited liability company with its principal place of business at 11376 N. Jog Road, Suite 1010, Palm Beach Gardens, FL 33418-1752. On July 1, 2021, Dakota Wealth acquired Persimmon Capital Management L.P. (“PCM”), the former investment adviser to the Fund (the “Transaction”)

Up until the Transaction, PCM had served as the Fund’s investment adviser since the Fund’s inception on December 31, 2012 pursuant to an advisory agreement approved by the Board on November 29, 2012 and last renewed by the Board on November 23-24, 2020 (the “Previous Advisory Agreement”). As part of the Transaction, the PCM name was retired. Dakota Wealth retained all of PCM’s key personnel serving the Fund. The Transaction did not result in any change in the Fund’s investment strategies and objectives and no changes are expected to be made to the persons responsible for the day-to-day management of the Fund, or to any existing service provider to the Fund at this time.

As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Previous Advisory Agreement provided for its automatic termination in the event of an assignment. Under the 1940 Act, the acquisition of PCM by Dakota Wealth is deemed a change of control of PCM. This change of control is treated as an assignment under the 1940 Act and thereby terminated the Previous Advisory Agreement.

At a meeting on June 17, 2021 conducted via videoconference pursuant to SEC Release Order No. 33897 (the “Board Meeting”), the Trustees approved the New Advisory Agreement subject to shareholder approval. The 1940 Act requires that the New Advisory Agreement be approved by a vote of a “majority” of the outstanding shares of the Fund as that term is defined in the 1940 Act. Therefore, shareholders are being asked to approve the proposed New Advisory Agreement. At the Board Meeting, the Board also approved an interim advisory agreement between the Trust, on behalf of the Fund, and Dakota Wealth (the “Interim Advisory Agreement”)

The Interim Advisory Agreement allows Dakota wealth to manage the Fund while the Board solicits shareholder approval of the New Advisory Agreement. Dakota Wealth began managing the Fund pursuant to the Interim Advisory Agreement upon the close of the Transaction on July 1, 2021. The Interim Advisory Agreement is effective until the earlier of 150 days from that date or the date the New Advisory Agreement is approved.

The terms of the Interim Advisory Agreement and the New Advisory Agreement are substantially the same as the Previous Advisory Agreement, except for: (i) the date of its execution, effectiveness, and termination are changed, (ii) the Interim Advisory Agreement and New Advisory Agreement names Dakota Wealth rather than PCM as the Fund’s investment adviser, and (iii) the fees earned by Dakota Wealth under

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the Interim Advisory Agreement will be held in a separate escrow account pending shareholder approval of the New Advisory Agreement. The effective date of the New Advisory Agreement will be the date shareholders of the Fund approve the New Advisory Agreement. Upon approval of the New Advisory Agreement by the Fund’s shareholders, the escrowed management fees will be paid to Dakota Wealth. If a majority of the Fund’s shareholders do not approve the New Advisory Agreement, then Dakota Wealth will be paid the lesser of (i) its costs, plus interest, incurred in managing the Fund under the Interim Advisory Agreement, or (ii) the total amount in the escrow agreement.

Dakota Wealth is a registered investment adviser that provides investment management, wealth and estate planning, and full-service tax planning to high net worth individuals, families and institutions. Dakota Wealth draws on its own independent research and analytical framework to construct portfolios and provide comprehensive services for investors using a team of dedicated, skilled professionals with a deep well of experience. If shareholders approve the New Advisory Agreement, the same team investment team from PCM who previously serviced the Fund as portfolio managers will continue to serve as portfolio managers for the Fund under the Dakota Wealth name and with Dakota Wealth’s resources. The portfolio managers will continue the same investment strategy currently pursued by the Fund with no change to the advisory fee paid by shareholders or the expense limitations of the Fund.

The Advisory Agreements

Both the Previous Advisory Agreement and New Advisory Agreement (collectively, the “Advisory Agreements”) provide that the investment adviser will, among other things, (i) continuously furnish an investment program for the Fund in a manner consistent with the Fund’s investment objectives, policies and restrictions, (ii) determine securities to be purchased, sold, retained or lent by the Fund and (iii) implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected. The table below reflects the advisory fee under each of the Advisory Agreements as a percentage of the Fund’s average daily net assets:

Advisory Fee Under the Previous Advisory Agreement	Advisory Fee Under the New Advisory Agreement
1.25%	1.25%

Pursuant to the Advisory Agreements, from this advisory fee, the adviser pays all of the Fund’s operating expenses, excluding brokerage fees and commissions, indirect costs of investing in other investment companies, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and such extraordinary or non-recurring expenses as may arise, including litigation to which the Fund may be a party and indemnification of the Trust’s Trustees and officers with respect thereto. The Fund will also pay expenses authorized pursuant to Rule 12b-1 under the 1940 Act which are not expected to change.

The New Advisory Agreement, like the Previous Advisory Agreement, will automatically terminate on assignment and is terminable on 60 days’ notice by the Board. In addition, like the Previous Advisory Agreement, the New Advisory Agreement may be terminated by the adviser on 60 days’ notice to the Board. Both Advisory Agreements provide that the adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

At the Board Meeting, the Board noted the similarities between the Advisory Agreements and the investment process. The Board discussed that the advisory fee under the New Advisory Agreement would be the same as the advisory fee under the Previous Advisory Agreement. The Board considered that, other

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than the name of the adviser, effective dates and termination dates, the terms of the Advisory Agreements were substantially the same. The Board also considered that the investment strategy, investment objective and investment restrictions would also remain the same under the New Advisory Agreement. Therefore, after review of the factors required in approving an investment adviser, which are described below in “Evaluation by the Board of Trustees”, the Board determined to approve Dakota Wealth as an investment adviser to the Fund.

Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with Dakota Wealth. The New Advisory Agreement will continue in effect for an initial period of two years from the date it is approved by shareholders.

Each of the Advisory Agreements provides that it will continue in effect from year to year after its current period ends, but only so long as its continuance is approved at least annually by (i) the Board or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event its continuance is also approved by a majority of the independent Trustees of the Board pursuant to the requirements of the 1940 Act or the rules, guidance or exemptive relief thereunder.

If the New Advisory Agreement with Dakota Wealth is not approved by shareholders, the Interim Advisory Agreement with Dakota Wealth will continue until its expiration while the Board and Dakota Wealth consider other options, including a new or modified request for shareholder approval of a new investment advisory agreement.

The description in this Proxy Statement of the New Advisory Agreement is only a summary. The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement.

Information Concerning Dakota Wealth

Dakota Wealth is a Florida limited liability company with its principal office located at 11376 N. Jog Road, Suite 1010, Palm Beach Gardens, FL 33418-1752. The names, addresses and principal occupations of the principal executive officers of Dakota Wealth as of the date of this Proxy Statement are set forth below:

Name and Address*	Principal Occupation:
Peter J. Raimondi	Chief Executive Officer
Kayla M. Berg	Chief Compliance Officer
Carina S. Diamond	Chief Experience Officer
Gregory S. Horn	Chief Development Officer
Bryan P. Keller	Chief Strategic Officer
Timothy Melly	Director, Portfolio Manager
Michael Reed	Chief Operating Officer

*Each officer’s address is in care of Dakota Wealth, LLC, 11376 N. Jog Road, Suite 1010, Palm Beach Gardens, FL 33418-1752.

Section 15(f) of the 1940 Act

The parties to the Transaction intend to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor whereby an owner of an investment adviser to an investment company may receive payment or benefit in connection with the sale of an interest in the investment adviser if two conditions are satisfied. The first condition is that during the three-year period following the Transaction, at least 75% of the investment company’s board must not be “interested persons” (as defined in the 1940 Act) of the

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investment adviser or its predecessor. The Board currently meets this requirement as all of the Trustees are independent and will continue to do so for the periods required. Second, no “unfair burden” can be imposed on the investment company as a result of the Transaction. An “unfair burden” includes: any arrangement during the two-year period after the Transaction where the investment adviser (or predecessor or successor adviser), or any of its “interested persons” (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company), or (ii) from the investment company or its shareholders (other than fees for bona fide investment advisory or other services). The Board determined that there was no “unfair burden” imposed as a result of the Transaction, and the Trust will ensure that this condition will continue to be satisfied for the required time period.

Evaluation by the Board of Trustees

At the Board Meeting, the Board considered the approval of the Interim Advisory Agreement and New Advisory Agreement with Dakota Wealth. The Board relied on the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and the New Advisory Agreement and the weight to be given to each factor. The conclusions reached by the Board were based on an evaluation of all of the information provided and were not the result of any single factor. Moreover, each Board member may have afforded different weight to the various factors in reaching conclusions with respect to the Interim Advisory Agreement and the New Advisory Agreement.

Nature, Extent and Quality of Service. The Board discussed that Dakota Wealth was founded in 2018 as the culmination of several wealth management firms, the oldest of which began in 1986. The Board noted that after the anticipated acquisition, Dakota Wealth would manage over $1.6 billion in assets and provide investment management, estate planning and tax services while creating customized portfolios for its clients. The Board noted its familiarity and experience with the key investment personnel that would be responsible for managing Persimmon and recalled their experience and backgrounds. The Board observed that Dakota Wealth would add a co-Chief Compliance Officer to assist the current Chief Compliance Officer. The Board discussed that the Fund’s investment objective and strategies would remain unchanged and that Dakota Wealth would continue the same investment processes as the existing adviser. The Board remarked that Dakota Wealth would continue monitoring compliance with the Fund’s investment limitations by reviewing portfolio reports and utilizing pre- and post-trade checklists. The Board mentioned that Dakota Wealth would continue selecting broker-dealers that meet its best execution criteria for providing quality service at a reasonable fee and with reduced transaction and margin borrowing costs. The Board recognized that Dakota Wealth reported no material compliance or litigation matters in the past 36 months. The Board discussed that the acquisition of the Fund’s current adviser by Dakota Wealth was part of a long-term succession plan that could benefit shareholders due to Dakota Wealth’s strong financial position and available resources to service and grow the Fund’s assets. The Board concluded that it could expect Dakota Wealth to provide a high level of quality service to the Fund for the benefit of the Fund’s shareholders.

Performance. The Board noted that Fund changed investment strategies in December 2019 and, for that reason, focused on the Fund’s performance for the 1-year period. The Board noted that the Fund’s performance slightly trailed its Morningstar category but was on par with its peer group. The Board noted that the Fund’s performance had significantly improved on an absolute and relative basis over the 1-year period compared to the 3-year, 5-year and since inception periods. The Board noted that the investment team currently managing the Fund would continue managing the Fund at Dakota Wealth. The Board determined that Dakota Wealth should be permitted to manage the Fund over a full-market cycle.

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Fees and Expenses. The Board remarked that the advisory fee for the Fund was slightly higher than the averages and medians of its Morningstar category and peer group but well below the highs of each. The Board noted that the Fund’s net expense ratio was the high of its Morningstar category and peer group. The Board discussed that the advisory fee for the Fund was reduced from 1.75% to 1.25% in December 2020 and that the reduction in advisory fee was not fully reflected in its annualized net expense ratio. The Board observed that Dakota Wealth proposed no changes to the Fund’s current advisory fee or expense limitations. The Board determined that Dakota Wealth’s advisory fee for the Fund would not be unreasonable.

Economies of Scale. The Board discussed the size of the Fund and its prospects for growth, concluding the Fund had not achieved meaningful economies necessitating the establishment of breakpoints. The Board noted Dakota Wealth was willing to discuss the implementation of breakpoints as the assets of the Fund grew and Dakota Wealth achieved material economies of scale related to its management of the Fund. The Board agreed to monitor and revisit this issue at the appropriate time.

Profitability. The Board reviewed the profitability analysis provided by Dakota Wealth and noted that Dakota Wealth anticipated realizing a reasonable profit during the first two years of the advisory agreement. The Board concluded that excessive profitability was not an issue for Dakota Wealth.

Conclusion. Having requested and received such information from Dakota Wealth as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board concluded that the proposed advisory fee was not unreasonable and that approval of the Interim Advisory Agreement and New Advisory Agreement was in the best interests of the Trust and the shareholders of the Fund.

The Board of Trustees of the Trust, consisting entirely of Independent Trustees, recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement.

OTHER INFORMATION

The Fund is a diversified series of the Northern Lights Fund Trust III, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on December 5, 2011. The Trust’s principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. The Fund retains Dakota Wealth as investment adviser. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, with principal offices located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, provides the Fund with transfer agent, accounting, compliance, and administrative services.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Advisory Agreement and at the discretion of the holders of the proxy on any other matter that may come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

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VOTING SECURITIES AND VOTING

As of the Record Date, there were [INSERT NUMBER] shares of beneficial interest of the Fund issued and outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the proposal to approve the proposed New Advisory Agreement. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a “majority” of the outstanding shares of the Fund is required for the approval of the proposed New Advisory Agreement. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Fund means the vote of (1) 67% or more of the voting shares of the Fund present at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Fund, whichever is less.

Abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting. As a result, with respect to the approval of the proposed New Advisory Agreement, abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding. Because broker-dealers (in the absence of specific authorization from their customers) do not have discretionary authority to vote shares held beneficially by their customers on the proposal to approve the New Advisory Agreement, there are unlikely to be any “broker non-votes” at the Meeting. “Broker non-votes” would otherwise have the same effect as abstentions (that is, they would be treated as if they were votes against the proposal). A signed proxy card received from a shareholder that does not specify how the shareholder’s shares should be voted on the proposal will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting and will be deemed an instruction to vote such shares in favor of the proposal. An unsigned proxy card will not be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the meeting, and they will not be considered an affirmative vote for any proposal.

Under the Trust’s Declaration of Trust, a quorum is constituted by the presence or by proxy of 33 1/3% of the outstanding shares entitled to vote at the Meeting. If a quorum is not present at the Meeting, or a quorum is present at the Meeting but sufficient votes to approve a proposal for the Fund are not received, the secretary of the Meeting or the holders of the majority of the shares of the Fund present at the Meeting in person or by proxy may adjourn the Meeting to permit further solicitation of proxies.

Security Ownership of Management AND Certain Beneficial Owners

As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name and Address	Shares	Percentage of Fund
[TO BE COMPLETED]

Shareholders owning more than 25% of the outstanding shares of the Fund are considered to “control” the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund may be able to determine the outcome of any proposal submitted to the shareholders for approval.

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As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the United States Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Eric Kane, Esq., Secretary, Northern Lights Fund Trust III, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the meeting and the cost of soliciting proxies will be borne by Dakota Wealth. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries to supply proxy materials to the respective beneficial owners of shares of the Fund of whom they have knowledge, and Dakota Wealth will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Dakota Wealth may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-800-788-6086, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

A copy of the Fund’s most recent annual report, including financial statements and schedules, is available at no charge by visiting www.persimmonfunds.com, sending a written request to the Fund, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022 or by calling 1-855-233-8300.

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Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on [DATE], 2021

A copy of the Notice of Shareholder Meeting, the Proxy Statement, and Proxy Card are available at [INSERT WEBSITE].

BY ORDER OF THE BOARD OF TRUSTEES

Eric Kane, Esq., Secretary

Dated: April [MAILING DATE], 2021

If you have any questions before you vote, please call our proxy information line at [INSERT TOLL FREE NUMBER]. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope or Call the number listed on your proxy card.

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LOGO HERE

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE
*****BOXES FOR TYPSETTING PURPOSES ONLY*****
THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **[WEBSITE]** using your proxy control number found below

3. By **PHONE** when you dial toll-free [NUMBER] to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free [NUMBER] Monday through Friday 9 a.m. to 10 p.m. Eastern

CONTROL NUMBER 12345678910

Persimmon Long/Short Fund

The undersigned shareholder of the Persimmon Long/Short Fund (the "Fund"), hereby nominates, Richard Malinowski and Eric Kane, and each of them, the attorney, agent and proxy of the undersigned, with full powers of substitution, to vote all the shares of the Fund which the undersigned is entitled to vote at the Meeting of Shareholders of the Trust, on [MEETING DATE], 2021 at 10:00 a.m., Eastern time, at the offices of Thompson Hine LLP, 41 S. High Street, Suite 1700, Columbus, OH 43215 and at any and all adjournments thereof, as fully and with the same force and effect as the undersigned might or could do if personally present on the proposal set forth below.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free [NUMBER]. **Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.**

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on [MEETING DATE], 2021. The proxy statement for this meeting is available at:

[WEBSITE]

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Persimmon Long/Short Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposals if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

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11

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST III

and

DAKOTA WEALTH, LLC

[to be inserted]

NORTHERN LIGHTS FUND TRUST III

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A PERCENTAGE OF AVERAGE NET ASSETS OF THE FUND
Persimmon Long/Short Fund	1.25%